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                                  EXHIBIT 99(a)


For Further Information:

Investor Contact:   Deborah Abraham
                    (203) 459-6674

Media Contact:      Maria Gordon Shydlo
                    (203) 459-7674

FOR IMMEDIATE RELEASE

                            OXFORD HEALTH PLANS, INC.
                       ANNOUNCES INCREASE OF $250 MILLION
                         TO ITS SHARE REPURCHASE PROGRAM

TRUMBULL, CONN. (NOVEMBER 6, 2001) -- Oxford Health Plans, Inc. (NYSE: OHP) announced today that its board of directors approved an increase of $250 million to its existing share repurchase program and extended the program to September 30, 2003. This increase brings the company's remaining repurchase authority to $266 million over the next two years after giving effect to the $234 million of repurchases completed in the third quarter of this year. Oxford expects to make open market purchases and purchases of shares in privately negotiated transactions from time to time dependent on market conditions as well as other considerations.

         "We continue to believe that an efficient use of our excess cash to benefit shareholders is through this share repurchase. The increase in our repurchase authority further demonstrates our belief in the strength of Oxford's future operating prospects," said Oxford's chairman and chief executive officer Norman C. Payson, M.D.

         Founded in 1984, Oxford Health Plans, Inc. (www.oxfordhealth.com), provides health plans to employers and individuals in New York, New Jersey and Connecticut, through its direct sales force, independent insurance agents and brokers. Oxford's services include traditional health maintenance organizations, point-of-service plans, third-party administration of employer-funded benefit plans and Medicare plans.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this press release, including statements concerning the Company's future operating prospects, repurchase of common stock, Parent Company liquidity, and other statements contained herein regarding matters that are not historical facts, are forward-looking statements (as such term is defined in the Securities Exchange Act of 1934); and because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to:

- Changes in Federal or State regulation relating to health care and health benefit plans, including proposed patient protection legislation and mandated benefits.

-        The state of the economy.

- The impact of the September 11, 2001 terrorist attack and the recent cases of Anthrax infection or exposure, and the effect of any future act of terrorism

- Rising medical costs or higher utilization of medical services, including higher out-of-network utilization under point-of-service plans and new drugs and technologies.

- Competitive pressure on the pricing of the Company's products, including acceptance of premium rate increases by the Company's commercial groups.

- Higher than expected administrative costs in operating the Company's business and the cost and impact on service of changing technologies.


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-        The ability of the Company to maintain risk transfer and other provider arrangements and the resolution of existing and future disputes over the reconciliations and performance under such arrangements.

- Any changes in the Company's estimates of its medical costs and expected cost trends.

- The impact of future developments in various litigation (including pending class and derivative actions filed against the Company and certain of its officers and directors, and other proceedings commenced against the Company and several employees by certain healthcare providers), the recent class actions in Connecticut and New York and related litigation by the Connecticut Attorney General, regulatory proceedings and other governmental action (including the ongoing examination, investigation and review of the Company by various Federal and State authorities).

- The Company's ability to renew existing members and attract new members.

- The Company's ability to develop processes and systems to support its operations and any future growth.

- Those factors included in the discussion under the discussion under the caption "Business - Cautionary Statement Regarding Forward-Looking Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations - Cautionary Statement Regarding Forward-Looking Statements" in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2001.




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